UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 27, 2017
(date of earliest event reported)

Vascular Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court North
Minneapolis, Minnesota 55369
(Address of principal executive offices)

 (763) 656-4300
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Legal Proceedings Regarding the Merger with Teleflex Incorporated

As previously disclosed, on December 1, 2016, Vascular Solutions, Inc., a Minnesota corporation (“Vascular Solutions”), Teleflex Incorporated., a Delaware corporation (“Teleflex”), and Violet Merger Sub Inc., a Minnesota corporation (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  On January 18, 2017, Vascular Solutions filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission for the solicitation of proxies in connection with a special meeting of Vascular Solutions’ shareholders to be held on February 16, 2017 to vote upon, among other matters, a proposal to adopt the Merger Agreement and approve the merger of Merger Sub with and into Vascular Solutions, with Vascualr Solutions the surviving corporation in the merger.

On January 27, 2017, a Vascular Solutions shareholder filed a purported class action on behalf of a class of all Vascular Solutions shareholders in the United States District Court for the District of Minnesota.  The case, which we refer to as the “Parshall Action,” is captioned, Paul Parshall v. Vascular Solutions, Inc., John Erb, Howard Root, Martin Emerson, Richard Kramp, Richard Nigon, Paul O’Connell, Jorge Saucedo, Teleflex Incorporated, and Violet Merger Sub Inc.  We refer to the individuals named as defendants as the “Individual Defendants.”  The Parshall Action claims that Vascular Solutions and the Individual Defendants violated Section 14(a) of the Exchange Act and that Teleflex and the Individual Defendants violated Section 20 of the Exchange Act.  The complaint alleges that the Proxy Statement omits material information and seeks, among other matters, to enjoin or rescind the merger with Teleflex, seeks an award of unspecified damages, attorneys’ and experts’ fees and costs, and requests that the case be certified as a class action.  Vascular Solutions and the Individual Defendants believe that the plaintiff’s claims are without merit.  If additional similar complaints are filed, absent new or different allegations that are material, Vascular Solutions will not necessarily announce such additional filings.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Teleflex and Vascular Solutions, including statements regarding the benefits of the transaction and the anticipated timing of the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to:  (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Vascular Solutions’ business and the price of the common stock of Vascular Solutions, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the shareholders of Vascular Solutions and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Vascular Solutions’ business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Vascular Solutions and potential difficulties in Vascular Solutions employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Vascular Solutions’ ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Vascular Solutions or Teleflex related to the merger agreement or the transaction. In addition, please refer to the documents that Teleflex and Vascular Solutions file with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Vascular Solutions assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Vascular Solutions, Inc. has filed relevant materials with the SEC, including a proxy statement on Schedule 14A.  Vascular Solutions, Inc. has mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction.  Vascular Solutions, Inc. shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that Vascular Solutions, Inc. files with the SEC when they become available because they contain or will contain important information.  The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Vascular Solutions, Inc. with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at Vascular Solutions, Inc.’s investor website (http://vasc.com/investor-relations), or by writing or calling Vascular Solutions, Inc. at Vascular Solutions, Inc., 6464 Sycamore Court North, Minneapolis, MN 55369 USA or by (763) 656-4371.

Participants in the Solicitation

Vascular Solutions, Inc. and its directors and executive officers, and Teleflex and its directors and officers, may be deemed to be participants in the solicitation of proxies from Vascular Solutions, Inc.’s stockholders with respect to the transaction. Information about Vascular Solutions, Inc.’s directors and executive officers and their ownership of Vascular Solutions, Inc.’s common stock is set forth in Vascular Solutions, Inc.’s proxy statement on Schedule 14A filed with the SEC on January 18, 2017. To the extent that holdings of Vascular Solutions, Inc.’s securities have changed since the amounts printed in Vascular Solutions, Inc.’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction. Information about the directors and executive officers of Teleflex is set forth in the proxy statement for Teleflex’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vascular Solutions, Inc.

Date: January 31, 2017	By:	/s/ Gordon Weber
Name: Gordon Weber
Title: Vice President, General Counsel and Corporate Secretary